UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

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                        BrainStorm Cell Therapeutics Inc.
             (Exact Name of Registrant as Specified in its Charter)

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        Washington                   333-61610                   912061053
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                       Identification No.)

                           1350 Avenue of the Americas
                            New York, New York 10019
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On March 30, 2006, BrainStorm Cell Therapeutics Inc. (the "Company") entered into a Research and License Agreement (the "Amended Research and License Agreement") with Ramot at Tel Aviv University Ltd. ("Ramot"), for the purpose of amending and restating the Research and License Agreement (the "Original Agreement") between the parties dated July 12, 2004. A copy of the Original Agreement was filed with the Securities and Exchange Commission as Exhibit 10.1 to the Company's Form 8-K filed July 16, 2004.

         The Amended Research and License Agreement amends the period of time that the Company has agreed to fund further research relating to the licensed technology from an initial period of two years in the Original Agreement to an initial period of three years. The Amended Research and License Agreement also extends the additional two-year period in the Original Agreement to an additional three-year period if certain research milestones are met. The Amended Research and License Agreement provides for funding in the amount of $380,000 per year under this arrangement instead of $570,000 per year under the Original Agreement. In addition, the Amended Research and License Agreement reduces certain potential royalties that the Company may have to pay Ramot from five percent (5%) to three percent (3%) of net sales. The Amended Research and License Agreement also reduces certain payments of the Company in respect of sublicenses from 30% to 20-25% of sublicense receipts.

         On March 31, 2006, the Company entered into an Amendment Agreement (the "Amendment") with Ramot, Eldad Melamed, Daniel Offen, Yossef Levy and Pnina Greene (together, the "Warrant Holders") relating to warrants to purchase an aggregate of 12,800,845 shares of the Company's common stock at a purchase price of $0.01 per share issued to the Warrant Holders on November 4, 2004 (the "Warrants"). The Amendment extends the date by which the shares underlying the Warrants must be registered by the Company for resale to no later than December 31, 2006. The Amendment also provides that replacement warrants with the amended provision will be issued to the Warrant Holders within 30 days.

         On March 31, 2006, the Company also entered into an Amended and Restated Registration Rights Agreement with the Warrant Holders (the "Amended and Restated Registration Rights Agreement"). The Amended and Restated Registration Rights Agreement amends and restates the Registration Rights Agreement dated July 18, 2005 between the Company and the Warrant Holders. The Amended and Restated Registration Rights Agreement amends the Effective Date (as such term is defined in the Amended and Restated Registration Rights Agreement) to December 31, 2006 and extends the date that the Company must file a registration statement for the shares underlying the Warrants until July 1, 2006. The Amended and Restated Registration Rights Agreement also expands piggyback rights to include registration statements filed for the benefit of other shareholders.

         The foregoing description details only the material provisions and amendments of the agreements and is subject to, and qualified in its entirety by, the Amended Research and License Agreement, the Amendment and the Amended and Restated Registration Rights Agreement, each of which is filed as an exhibit hereto and incorporated herein by reference. The Form of Warrant that will be issued to the Warrant Holders as the replacement warrant is also filed as an exhibit hereto.


Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

10.1 Research and License Agreement, dated March 30, 2006 between the Registrant and Ramot at Tel Aviv University Ltd.

10.2 Amendment Agreement, dated March 31, 2006 between the Registrant, Ramot at Tel Aviv University Ltd. and the warrant holders set forth in Annex A therein.

10.3 Amended and Restated Registration Rights Agreement, dated March 31, 2006 by and among the Registrant and the warrant holders listed on Schedule A thereto.

10.4 Form of Warrant to be issued as a replacement warrant under the Amendment Agreement.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BRAINSTORM CELL THERAPEUTICS INC.


                                     By: /s/ Yoram Drucker
                                         ------------------------------------
Date: April 4, 2006                      Yoram Drucker
                                         Chief Operating Officer
                                        (Principal executive officer)



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                                  EXHIBIT INDEX


Exhibit No.    Description
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10.1           Research and License Agreement, dated March 30, 2006 between the
               Registrant and Ramot at Tel Aviv University Ltd.
10.2           Amendment Agreement, dated March 31, 2006 between the Registrant,
               Ramot at Tel Aviv University Ltd. and the warrant holders set forth in Annex A therein.
10.3           Amended and Restated Registration Rights Agreement, dated March
               31, 2006 by and among the Registrant and the warrant holders listed on Schedule A thereto.
10.4           Form of Warrant to be issued as a replacement warrant under the
               Amendment Agreement.